NATIONS ANNUITY TRUST

                     NATIONS INTERNATIONAL GROWTH PORTFOLIO

                         Supplement dated April 5, 2000
                         to Prospectus dated May 1, 1999
                                 as supplemented

                  The prospectus for Nations  International  Growth Portfolio is hereby supplemented by inserting the information below at the end of the second paragraph under the heading "How the portfolios are managed--Investment sub-advisers -- Gartmore Global Partners", as follows:

                  On March 6, 2000, National Westminster Bank plc, the parent company of Gartmore Investment Management plc, was sold to Royal Bank of Scotland. Under the 1940 Act, this sale is considered a change in Gartmore's ownership and control, resulting in the automatic termination of Gartmore's investment sub-advisory agreement with Nations International Growth Portfolio. The Board of Trustees of Nations Annuity Trust has approved an interim investment sub-advisory agreement with Gartmore which allows Gartmore to continue serving as the Portfolio's investment sub-adviser until August 3, 2000, when the interim agreement expires. The shareholders of Nations International Growth Portfolio must approve a new investment sub-advisory agreement with Gartmore in order for Gartmore to serve as the Portfolio's investment sub-adviser by August 3, 2000, unless the SEC allows this date to be extended.

                  In addition, NB Partner Corp. has indicated its intention to transfer its ownership interest in Gartmore to Gartmore's new owner, Royal Bank of Scotland, on or about April 28, 2000, and Royal Bank of Scotland is expected to sell its entire interest in Gartmore Investment Management plc on or about June 30, 2000 to Nationwide Mutual Insurance Company. If these events occur, Bank of America would no longer hold any ownership interest directly or indirectly in Gartmore. The events would be considered second and third changes in Gartmore's ownership and control, each requiring Board and shareholder approvals of interim investment sub-advisory agreements for the Portfolio.

                  It is anticipated that Nations Annuity Trust will call a special meeting of the Portfolio's shareholders to be held prior to the expiration of the interim agreements seeking ratification of all applicable interim investment sub-advisory agreements as well as approval of Gartmore's definitive investment sub-advisory agreement. Proxy materials discussing the various changes in Gartmore's ownership and control are expected to be mailed to shareholders during the second quarter of 2000.